Exhibit 10.1

WAIVER

THIS WAIVER (this “Waiver”) is made as of February         , 2018

AMONG:

BIOAMBER SARNIA INC.

as Borrower

-and-

THE LENDERS PARTY HERETO

-and-

COMERICA BANK

as Agent

BACKGROUND

WHEREAS pursuant to a loan agreement dated as of June 20, 2014, as amended by a waiver and first amending agreement dated May 12, 2015, a waiver, consent and second amending agreement dated August 9, 2016, a waiver and third amending agreement dated September 26, 2017, and a waiver and fourth amending agreement dated January 25, 2018 (the “WFAA”), among the parties hereto, the Secured Parties agreed to make certain credit facilities available to the Borrower for the purposes set forth therein on and subject to the terms and conditions set forth therein (collectively, the “Loan Agreement”);

AND WHEREAS the Borrower has requested that the Secured Parties waive compliance with the covenants and agreements set out in Section 9.3.35 of the Loan Agreement (as set out in Section 3.1(f) of the WFAA) and the Secured Parties are prepared to grant such waiver on and subject to the terms and conditions set out in this Agreement.

NOW THEREFORE in consideration of the mutual obligations contained herein and for other consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

ARTICLE 1

INTERPRETATION

1.1	Definitions

Unless otherwise defined herein, words and expressions defined or given extended meanings in the Loan Agreement are used with the same respective defined or extended meanings in this Waiver.

1.2	Reference to Agreements

Each reference in this Waiver to any agreement or document (including this Waiver and any other defined term that is an agreement) shall be construed so as to include such agreement or document (including any attached schedules, appendices and exhibits) and each change thereto made at or before the time in question.

1.3	Headings, etc.

The division of this Waiver into Articles, Sections and Subsections and the insertion of headings are for the convenience of reference only and shall not affect the construction or interpretation of this Waiver. The terms “this Waiver”, “hereof’, “hereunder” and similar expressions refer to this Waiver and not to any particular Article, Section, Subsection, paragraph, subparagraph, clause or other portion of this Waiver.

1.4	Grammatical Variations

In this Waiver, unless the context otherwise requires, (a) words and expressions (including words and expressions (capitalized or not) defined, given extended meanings or incorporated by reference herein) in the singular include the plural and vice versa (the necessary changes being made to fit the context), (b) words in one gender include all genders and (c) grammatical variations of words and expressions (capitalized or not) which are defined, given extended meanings or incorporated by reference in this Waiver shall be construed in like manner.

ARTICLE 2

WAIVER

2.1	Waiver

Subject to Article 3 and the other terms and conditions in this Waiver, the Secured Parties party hereto, constituting the Agent and all of the Lenders, hereby waive (the “February 2018 Waiver”) compliance by the Borrower with the covenants and agreements set out in Section 9.3.35 of the Loan Agreement (as set out in Section 3.1(f) of the WFAA).

The February 2018 Waiver is only in respect of those matters expressly referred to in this Section 2.1 and shall not in any way be construed as a consent to, or a waiver of, any other condition, matter or provision relating to, or contained in, the Loan Agreement or any other Secured Document.

2.2	Validity

The February 2018 Waiver shall be void and of no force or effect if any of the conditions set forth in Article 3 are not satisfied, fulfilled or otherwise met to the satisfaction of all of the Secured Parties, in which event the Secured Parties shall be deemed never to have given the February 2018 Waiver.

ARTICLE 3

CONDITIONS TO WAIVER

3.1	Conditions Precedent

The February 2018 Waiver shall not become effective unless the Agent confirms in writing (the “Effective Date”) to the Borrower and the Secured Parties that the conditions precedent set forth in this Section 3.1 have been satisfied, fulfilled or otherwise met to the satisfaction of all of the Secured Parties:

(a)	the Agent receives a duly executed original (or facsimile or pdf copy) of this Waiver signed by each party hereto;

(b)	this Waiver shall be contemplated by and the subject of the opinions to be delivered by the Borrower to the Secured Parties in connection with the transactions contemplated by the WFAA, as the Agent, in its judgment, may require;

(b)	the Borrower obtains and delivers to the Secured Parties the consent (the “Mitsui Consent”) of Mitsui & Co., Ltd. (“Mitsui”), which Mitsui Consent (i) shall be delivered concurrent with the Mitsui consent contemplated by Section 4.1 of the WFAA by no later than February 9, 2018, and (ii) shall be contemplated in and the subject of any opinions delivered by Mitsui to the Secured Parties in connection with the transactions contemplated by the WFAA, as the Agent, in its judgment, may require;

(c)	by not later than 2:00 pm on February 9, 2018, the Borrower shall have delivered to the Secured Parties an extended cash flow projection (the “2018 Cash Flow Projection”) which sets out the cash flow projections for the Borrower and BioAmber (compiled both individually and on a consolidated basis) from February 9, 2018, to the end of December 2018, reviewed by the Secured Parties’ Consultant with respect to the reasonableness of the underlying assumptions, and which shall be (i) accompanied by detailed line item descriptions and documentation supporting the disbursements and assumptions contained therein, (ii) in substantially the same form and on the same basis as the Initial Cash Flow Projection attached as Schedule “A” to the WFAA, and (iii) in form and substance satisfactory to the Secured Parties; and

(c)	the Borrower delivers to the Agent such other agreements, documents and instruments as the Agent may, in its judgment, require.

3.2	Termination Events

The failure of the Borrower to satisfy, fulfill or otherwise meet to the satisfaction of all of the Secured Parties each of the conditions noted in this Section 3.2 shall constitute a termination event (each a “Termination Event”) and upon the occurrence of a Termination Event the 2018 Waiver shall be void and of no force or effect and the Secured Parties shall be deemed never to have given the February 2018 Waiver:

3.2.1 On or before March 15, 2018, the Borrower shall have raised cash in an amount sufficient to enable it to maintain its ordinary course operations until June 30, 2018, as demonstrated to the Secured Parties in the Weekly Cash Flow Projection contemplated by Section 9.1.1(l) of the Loan Agreement (as set out in Section 3.1(c) of the WFAA), which Weekly Cash Flow Projection is to be delivered on March 15, 2018 and otherwise in accordance with the provisions of the Loan Agreement and the WFAA;

3.2.2 Commencing on February 9, 2018, and on each and every week thereafter, in connection with the delivery of the Weekly Cash Flow Projections contemplated by section 9.1.1(l) of the Loan Agreement (as set out in Section 3.1(c) of the WFAA) the Borrower shall provide to the Secured Parties detailed line item descriptions of each and every disbursement contained in such Weekly Cash Flow Projection;

3.2.3 By not later than June 30, 2018, the Borrower shall have closed a Transaction (as defined below) acceptable to the Secured Parties in all respects. For the purposes of this Waiver, “Transaction” means (i) an equity financing, refinancing or other investment or addition of capital, (ii) a joint venture, partnership, merger or other business combination, (iii) an asset sale, or, (iv) any combination the above.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES

4.1	Representations and Warranties of the Borrower

The Borrower represents and warrants to and in favour of each of the Secured Parties as follows:

4.1.1 The representations and warranties made by it to the Secured Parties under Article 8 of the Loan Agreement are true, accurate and complete in all material respects (except to the extent any such representation or warranty is already qualified by materiality, in which case it must be true and correct in all respects) as if they were made both on the date of execution and delivery hereof and on the Effective Date with references therein to the Transaction Documents or a Transaction Document shall be construed so as to include this Waiver, and such representations and warranties are hereby so repeated, it being understood that to the extent such representations and warranties relate solely to a specifically identified earlier date they need only be true and correct as of such earlier date.

4.1.2 No Default or Event of Default shall have occurred and is continuing (except for Defaults and Events of Default described in the WFFA) or will result from giving effect to the February 2018 Waiver.

4.1.3 All of the representations and warranties contained in this Article 4 are true and correct on and as of the date of execution and delivery hereof and on the Effective Date.

ARTICLE 5

CONFIRMATIONS AND COVENANTS OF THE BORROWER

5.1	Confirmations

5.1.1 This Waiver is not intended by the parties to, and shall not constitute, a payment, discharge, satisfaction or novation of any obligation of the Borrower to the Secured Parties, including the whole or any item or part of the Secured Obligations.

5.1.2 The Borrower ratifies and confirms its Secured Obligations and confirms and agrees that its Secured Obligations continue in full force and effect without amendment, restatement, supplement, variation, novation or other change, except to the extent expressly waived herein, and is binding upon it.

5.1.3 The execution, delivery and effectiveness of this Waiver shall not in any manner whatsoever reduce, release, discharge, impair or otherwise prejudice or change the rights of the Secured Parties, including the whole or any item or part of the Secured Obligations, arising under, by reason of or otherwise in respect of any Secured Documents to which the Borrower is a party, except to the extent expressly set out herein.

5.1.4 The execution, delivery and effectiveness of this Waiver shall not, except as previously provided herein, operate as or in any way be construed as a consent to, or a waiver of, any other matter or provision relating to, or contained in, the Loan Agreement or any other Secured Document to which the Borrower is a party.

5.1.5 The Borrower confirms and agrees that the postponements and other obligations expressed to be binding on it under or pursuant to the Loan Agreement and other Secured Documents to which the Borrower is a party be unaffected by and shall be binding upon the Borrower and continue in full force and effect, inter alia, securing the Secured Obligations of the Borrower, and the entry into effect of this Waiver shall not in any manner whatsoever reduce, release, discharge, terminate, impair or otherwise prejudice or change the rights of the Secured Parties arising under, by reason of or otherwise in respect of such postponements and other obligations constituted by the Loan Agreement and other Secured Documents to which the Borrower is a party.

5.1.6 The Borrower confirms and agrees that the Liens, postponements and subordinations expressed to be granted by the Borrower in favour of the Secured Parties under the Loan Agreement and other Secured Documents to which the Borrower is a party as security for the Secured Obligations (the “Existing Security”) shall be binding upon it and the Collateral (as defined in each Secured Document to which the Borrower is a party) and shall be unaffected by and shall continue in full force and effect notwithstanding this Waiver, and the execution and delivery of this Waiver shall not in any manner whatsoever reduce, release, discharge, terminate, impair or otherwise prejudice or change the rights of the Secured Parties arising under, by reason of or otherwise in respect of the Loan Agreement and other Secured Documents to which the Borrower is a party.

5.1.7 The Borrower ratifies and confirms its obligations under the Loan Agreement and other Secured Documents to which the Borrower is a party and agrees that its obligations under the Loan Agreement and other Secured Documents to which the Borrower is a party continue in full force and effect without change and is binding upon the Borrower.

5.1.8 The Borrower ratifies and confirms the Loan Agreement and other Secured Documents to which the Borrower is a party and its Existing Security and confirms and agrees that its Existing Security continues in full force and effect without change, and each of the Loan Agreement and other Secured Documents to which the Borrower is a party and the Existing Security is binding upon the Collateral (as defined in each applicable Secured Document to which the Borrower is a party), and continues to secure the obligations expressed to be secured thereby.

5.1.9 The Borrower hereby confirms that it has no claim for set-off, counter-claim or damages on any basis whatsoever against the Agent or any of the Secured Parties and the Borrower hereby releases and forever discharges the Agent and each of the Secured Parties, and the Agent’s and each of the Secured Parties’ employees, officers, directors, agents and advisors and their representatives and successors from any and all manner of actions, causes of actions, suits, contracts, claims, demands, damages, costs and expenses of any nature or kind whatsoever, whether known or unknown, suspected or unsuspected whether at law or in equity, which the Borrower ever had or now have or which the Borrower or its administrators, officers, agents, successors and assigns hereafter can, shall or may have or by reason of any cause, matter or thing whatsoever existing up to the present time and relating to this Waiver, the Loan Agreement, the other Loan Documents, the Secured Obligations, the Guarantees, the Sponsors Security Documents, or the Agent’s or the Secured Parties’ actions, errors or omissions with regard thereto.

ARTICLE 6

GENERAL

6.1	Further Assurances

The Borrower shall, at its own expense, do, make, execute or deliver all such further acts, documents and things in connection with this Waiver as the Agent may reasonably require for the purpose of giving effect to this Waiver, all promptly following the request of the Agent.

6.2	Fees & Expenses

The Borrower shall promptly following the request by the Agent, reimburse the Agent and the Lenders on a full indemnity basis for all reasonable out-of-pocket fees, costs and expenses incurred by the Agent and the Lenders (including fees, costs and expenses of Lenders’ Counsel) in connection with this Waiver and the transactions contemplated herein.

6.3	Benefit & Burden

This Waiver shall enure to the benefit of and be binding upon the parties hereto, their respective successors and each assignee of some or all of the rights or obligations of the parties under the Loan Documents permitted by Section 12.10 of the Loan Agreement.

6.4	Loan Document

This Waiver shall constitute a Loan Document.

6.5	Counterparts

This Waiver may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same agreement, and it shall not be necessary in making proof of this Waiver to produce or account for more than one such counterpart. Transmission of a copy of an executed signature page of this Waiver by facsimile or e-mail in pdf format by one party hereto to each other party hereto, shall be as effective as delivery of an original manually executed counterpart hereof to each other party hereto.

6.6	Governing Law

This Waiver shall be governed by, and construed and interpreted in accordance with, the laws in force in the Province of Ontario, including the federal laws of Canada applicable therein, but excluding choice of law rules. Such choice of law shall, however, be without prejudice to or limitation of any other rights available to the Secured Parties under the laws of any jurisdiction where the Borrower or its property may be located.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed

BIOAMBER SARNIA INC.

By:
Name:
Title:

SIGNATURE PAGE TO WAIVER

COMERICA BANK, as Agent

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO WAIVER

COMERICA BANK, as Lender

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO WAIVER

EXPORT DEVELOPMENT CANADA, as Lender

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO WAIVER

FARM CREDIT CANADA, as Lender

By:
Name:
Title:

By:
Name:
Title: